IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

INTREPID CAPITAL MANAGEMENT FUNDS TRUST

Intrepid Small Cap Fund

Supplement Dated April 22, 2015
To the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated January 30, 2015

On April 21, 2015, the Board of Trustees of Intrepid Capital Management Funds Trust, based on the recommendation of Intrepid Capital Management, Inc., the adviser to the Intrepid Small Cap Fund, approved a change in the name and principal investment strategies of the Intrepid Small Cap Fund to the Intrepid Endurance Fund (the “Fund”). In connection with this name change, the Board also approved the removal of the Fund’s non-fundamental investment policy requiring that the Fund invest at least 80% of its net assets in equity securities of small capitalization companies. Otherwise, the principal investment strategies of the Fund remain unchanged, as do the “Principal Risks” of the Fund.

The changes to the Fund’s name and principal investment strategies will become effective on June 26, 2015. Accordingly, effective June 26, 2015 all references to “Intrepid Small Cap Fund” in the Prospectus, Summary Prospectus and SAI are hereby replaced with “Intrepid Endurance Fund.”

To reflect changes in the principal investment strategies of the Fund, the information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus and on page 9 of the Prospectus is deleted and replaced with the following effective June 26, 2015:

Principal Investment Strategies: Under normal conditions, the Fund primarily invests in equity securities of small capitalization companies. The Fund defines small capitalization companies to include companies having a capitalization that does not exceed the upper limit of the capitalization ranges of the highest of the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones US Small Cap Total Stock Market Index during the most recent 12 months. For the 12 months ended December 31, 2014 this limit was approximately $8.6 billion. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and foreign securities, which include American Depository Receipts.

The Fund invests in undervalued equity securities and believes an equity security is undervalued if the market value of the outstanding equity security is less than the intrinsic value of the company issuing the equity security. The Fund considers the intrinsic value of a company to be the present value of a company’s expected future stream of free cash flows discounted by an appropriate discount rate. After estimating the intrinsic value of a company, the Fund adjusts for debt, cash, and other potential capital (such as minority interest) on the company’s balance sheet. The Fund then makes buy/sell decisions by comparing a company’s market value with its intrinsic value estimates. The Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry. In determining the presence of these factors, the Fund’s investment adviser reviews periodic reports filed with the Securities and Exchange Commission as well as industry publications. The Fund may engage in short-term trading.

The Fund may hold in excess of 25% of its assets in cash or cash equivalents at any time and for an extended time. The Fund expects that it may maintain substantial cash positions when the Adviser determines that such cash holdings, given the risks the Adviser believes to be present in the market, are more beneficial to shareholders than investment in additional securities.

Effective June 26, 2015, the second paragraph of the Prospectus section entitled “More Information about the Funds’ Investment Strategies and Principal Risks – Investment Objective” is hereby deleted.

Please keep this Supplement with your records.